                                 EXHIBIT C


An organizational chart showing the relationship of each EWG or foreign utility company to associate companies in the holding company system.

                             CMS ENSENADA S.A.
                                (Ensenada)


                          CMS Energy Corporation
                                     *
                                     *
                                     *
                          CMS Enterprises Company
                                     *
                                     *
                                     *
                            CMS Generation Co.
                          *                     *
                          * 99%                 *
                          *                     *
                          *        *CMS Generation Holdings Company
                          *      1%*            *
                          *     *               *
                          *    *                *
             CMS Operating S.A.                 * 1%
             |            *                     *
Operator     |            * 99%                 *
             |            *                     *
             ------------ CMS Ensenada S.A.*****


CMS Operating S.A., which is 99% owned by CMS Generation Co., owns 99% of CMS Ensenada S.A., the EWG. CMS Generation Holdings Co., which is owned 100% by CMS Generation Co., owns 1% of CMS Ensenada S.A., the EWG.

An organizational chart showing the relationship of each EWG or foreign utility company to associate companies in the holding company system.


               CMS GENERATION CEBU LIMITED DURATION COMPANY
                                  (Cebu)
                                    and
          CMS GENERATION CEBU OPERATING LIMITED DURATION COMPANY
                             (Cebu Operating)


                          CMS Energy Corporation
                                     *
                                     *
                                     *
                      CMS Enterprises Company
                                  *
                                  *
                                  *
                      CMS Generation Co.
                      *                *
                      *                *
                      *                *
      CMS Generation Investment Co. I  CMS Generation Investment Co. II
                    * 99%           * 99%      *  1%  *  1%
                    *                   *     *      *
                    *                     *  *       *
                    *                       *        *
                    *                     *   *      *
CMS Generation Cebu Limited             CMS Generation Cebu Operating
  Duration Company                             Limited Duration Company
                           *                           |
                           *                           | Operator
                           * 47.5%                     |
                           Toledo Power Company---------


CMS Generation Investment Company I and CMS Generation Investment Company II, each owned 100% by CMS Generation Co., own 99% and 1%, respectively, of CMS Generation Cebu Limited Duration Company, the EWG.

CMS Generation Investment Company I and CMS Generation Investment Company II, each owned 100% by CMS Generation Co., own 99% and 1%, respectively, of CMS Generation Cebu Operating Limited Duration Company, the EWG.

An organizational chart showing the relationship of each EWG or foreign utility company to associate companies in the holding company system.

              CMS Generation Horizon Energy Holdings Limited
                              (CMSG Horizon)
                                    and
                      Horizon Energy Holdings Limited
                             (Horizon Energy)


                          CMS Energy Corporation
                                     *
                                     *
                                     *
                          CMS Enterprises Company
                                     *
                                     *
                                     *
                            CMS Generation Co.
                                     *
                                     *
                                     *
                                     *
                      CMS Generation Investment Co. I
                          *                     *
                      *                             *
                  *                                     *
CMS Generation Loy Yang Holdings 1 Ltd.         CMS Generation Loy Yang
Holdings 2 Ltd.
                  *                                      *
                  *                                      *
                  *                                      *
Horizon Energy Holdings Ltd.                CMS Generation Horizon Energy
Holdings Ltd.
                  24.63%*                            * 25%
                           *                    *
                               *            *
                               Loy Yang Power (1)


CMS Generation Investment Company I owns 100% of Horizon Energy Holdings Limited, the foreign utility company.

CMS Generation Investment Company I owns 100% of CMS Generation Horizon Energy Holdings Ltd., the foreign utility company.



(1) Horizon Energy Partners, which has foreign utility company authorization, has changed its name to Loy Yang Power.

An organizational chart showing the relationship of each EWG or foreign utility company to associate companies in the holding company system.

                     CMS GENERATION OPERATING COMPANY


                          CMS Energy Corporation
                                     *
                                     *
                                     *
                              CMS Enterprises
                                     *
                                     *
                                     *
                            CMS Generation Co.
                                     *
                                     *
                                     *
                     CMS Generation Operating Company


CMS Generation Co., a wholly-owned subsidiary of CMS Enterprises, owns 100% of CMS Generation Operating Company, the EWG.

An organizational chart showing the relationship of each EWG or foreign utility company to associate companies in the holding company system.

                     CMS GENERATION MICHIGAN POWER LLC


                          CMS Energy Corporation
                                     *
                                     *
                                     *
                              CMS Enterprises
                                     *
                                     *
                                     *
                            CMS Generation Co.
                                     *
                                     *
                                     *
                     CMS Generation Michigan Power LLC


CMS Generation Co., a wholly-owned subsidiary of CMS Enterprises, owns 100% of CMS Generation Michigan Power LLC, the EWG.

An organizational chart showing the relationship of each EWG or foreign utility company to associate companies in the holding company system.


                     CMS MOROCCO OPERATING COMPANY SCA
                               (CMS Morocco)


                           CMS Energy Corporation
                                    *
                                    *
                                    *
                          CMS Enterprises Company
                                    *
                                    *
                                    *
                            CMS Generation Co.
                           *                *
                        *                   *
                    *                       *
   ******CMS International              CMS Generation
   *          Operating Company           Investment Company I* *
   *.1%        * 99%       * 50%           * 50%                *
   *           *           *               *                    *
   *           *           *               *                    *
   *           *       CMS Generation Jorf Lasfar III           *
   *           *          Limited Duration Company              *
   *           *           * 1%                  *              *  .1%
   *           *           *                     *              *
   *           *           *                     *              *
   *     Jorf Lasfar Operations Handelesbolag    *              *
   *                                *            *              *
   *                                * 99.7%      *.1%           *
   *                                *            *              *
   *                                *            *              *
   * * * * * * * * * * * * CMS Morocco Operating Company SCA* * *


Jorf Lasfar Operations Handelesbolag, owned 99% by CMS International Operating Company and 1% by CMS Generation Jorf Lasfar III Limited Duration Company, owns 99.7% of CMS Morocco Operating Company SCA
("CMS Morocco"), the EWG.  CMS International Operating Company and
CMS Generation Investment Company I, each owned 100% by CMS Generation Co., each own .1% of CMS Morocco, the EWG. CMS Generation Jorf Lasfar III Limited Duration Company, owned 50% by CMS International Operating Company and 50% by CMS Investment Company I, owns .1% of CMS Morocco, the EWG.

An organizational chart showing the relationship of each EWG or foreign utility company to associate companies in the holding company system.


                            CMS OPERATING S.A.

                         CMS Energy Corporation
                                    *
                                    *
                                    *
                         CMS Enterprises Company
                                    *
                                    *
                                    *
                     *******CMS Generation Co.*********
                     *     *                          *
                     *     *                          *
                     *     *                          *
CMS Generation Holdings    *                          *
   Company   *             *                          *
             * 1%          *                          *
             *             * 99%                      * 99%
            CMS Operating S.A.    CMS Centrales Termicas S.A.
Operating &  | *      |   |   *              *
Maintenance  | *      |   |   *              *
Agreement    | *99%   |   |   * 99%          *  1%
             | *      |   |   Cuyana S.A. de Inversiones
   CMS Ensenada S.A.  |   |                     *
                      |   |--Consulting         *
                      |   | Agreement           * 92.6%
       Consulting     |   |                     *
       Agreement----- |   |-----Centrales Termicas Mendoza, S.A.
     (Jan-May 1997)   |
                      |
Empresa Distribuidora de Electricidad de Entre Rios S.A. (EDEER)

CMS Generation Co. and CMS Generation Holdings Company own 99% and 1%, respectively, of CMS Operating S.A., the EWG.

An organizational chart showing the relationship of each EWG or foreign utility company to associate companies in the holding company system.


             CMS GENERATION PINAMUCAN LIMITED DURATION COMPANY
                                (Pinamucan)
                                    and
        CMS GENERATION PINAMUCAN OPERATING LIMITED DURATION COMPANY
                           (Pinamucan Operating)


                          CMS Energy Corporation
                                    *
                                    *
                                    *
                          CMS Enterprises Company
                                    *
                                    *
                                    *
                            CMS Generation Co.
                             *             *
                             *             *
                             *             *
CMS Generation Investment Co. I       CMS Generation Investment Co. II
            * 99%          *   99%      * 1%            * 1%
            *                 *      *                  *
            *                    *                      *
            *                 *      *                  *
        CMS Generation Pinamucan    CMS Generation Pinamucan Operating
        Limited Duration Company        Limited Duration Company
                              *                |
                              44%*             |
                                    *          | Operator
                               Magellan Cogeneration Inc.


CMS Generation Investment Company I and CMS Generation Investment
Company II, each owned 100% by CMS Generation Co., owns 99% and 1%, respectively, of CMS Generation Pinamucan Limited Duration Company, the EWG.

CMS Generation Investment Company I and CMS Generation Investment
Company II, each owned 100% by CMS Generation Co., owns 99% and 1%, respectively, of CMS Generation Pinamucan Operating Limited Duration Company, the EWG.

An organizational chart showing the relationship of each EWG or foreign utility company to associate companies in the holding company system.

                CENTRALES TERMICAS SAN NICOLAS, S.A. (CTSN)

                          CMS Energy Corporation
                                    *
                                    *
                                    *
                          CMS Enterprises Company
                                    *
                                    *
                                    *
                            CMS Generation Co.
                                    *
                                    *
                                    * .1%
                    CMS Generation San Nicolas Company
                                    *
                                    *
                                    * .1%
                      Inversora de San Nicolas, S.A.
                                    *
                                    *
                                    * 88%
                   Centrales Termicas San Nicolas, S.A.


CMS Generation San Nicolas Company, owned .1% by CMS Generation Co., owns
 .1% of Inversora de San Nicolas, which in turn owns 88% of Centrales Termicas San Nicolas, S.A., the EWG.

An organizational chart showing the relationship of each EWG or foreign utility company to associate companies in the holding company system.

            Compania Forca E Luz Cataguazes - Leopoldina
                             (Cataguazes)
                                 and
                 Empresa Energetica de Sergipe S.A.
                              (Energipe)

                                CMS Energy
                                     *
                                     *
                             CMS Enterprises
                                     *
                                     *
                       CMS Electric and Gas Company
                         *                       *
                         *                       *
        **********CMS Brazil Energia Ltda.     CMS Distribuidora Ltda.
 0.41%  *              *           *                 *        *
        *              *           *                 *        *
Itacatu, SA            * 49.9%     *                 *        *
        *              *           *                 *        *
        *  50.1%       *           *                 *        *
        ********* GIPAR, S.A.      *                *         *
        *          *               * 29.3%        *           *
        *          *               *            * 9.89%       *
3.5%    *          * 19.51%        *          *               *
        *          *               *        *                 *
        ***********Cataguazes**************                   *
                          *   *                               * 4.92%
                        *     * 86.47%                     *
                     *        *                         *
                  *        ENERGISA                  *
       12.18%  *              *                  *
               *              * 83.8%         *
               * * * * * * *Energipe ********

CMS Brazil Energia Ltda., 100% owned by CMS Electric and Gas, owns 29.5% of Cataguazes, the foreign utility company. CMS Brazil Energia Ltda. owns 49.9% of GIPAR S.A., which owns 19.51% of Cataguazes, the foreign utility company. CMS Distribuidora Ltda., 100% owned by CMS Electric and Gas, owns 9.89% of Cataguazes, the foreign utility company.

Cataguazes owns 12.18% of Energipe, the foreign utility company.
ENERGISA, 86.47% owned by Cataguazes, owns 83.8% of Energipe, the foreign utility company. CMS Distribuidora Ltda., 100% owned by CMS Electric and Gas, owns 4.92% of Energipe, the foreign utility company.

An organizational chart showing the relationship of each EWG or foreign utility company to associate companies in the holding company system

          Empresa Distribuidora de Electricidad de Entre Rios S.A.
                                    (EDEER)


                            CMS Energy Corporation
                                      *
                                      *
                                      *
                                      *
                           CMS Enterprises Company
                                      *
                                      *
                                      *
                                      *
             -------------------CMS Electric and Gas Company
             |                                *
             |                                *
             |       Compania de Inversiones en Energia Electrica S.A.
             |                                *
             |                                * 53.3%
Consulting   |         Inversora en Distribucion de Entre Rios S.A.
Agreement    |                                *
             |                                *
             |                                *  90%
             |                                *
             |                                *
             |---Empresa Distribuidora de Electricidad de Entre Rios S.A.


CMS Electric and Gas Company, which is 100% owned by CMS Enterprises Company, owns 100% of Compania de Inversiones en Energia Electrica, S.A.(CIEESA). CIEESA owns 53.3% of Inversora en Distribucion de Entre Rios S.A., which owns 90% of Empresa Distribuidora de Electricidad de Entre Rios S.A., the foreign utility company.

An organizational chart showing the relationship of each EWG or foreign utility company to associate companies in the holding company system.

             GMR VASAVI POWER CORPORATION PRIVATE LIMITED
                              (GMR Vasavi)


                              CMS Energy
                                   *
                                   *
                                   *
                                   *
                            CMS Enterprises
                                   *
                                   *
                                   *
                                   *
                           CMS Generation Co.
                                   *
                                   *
                                   *
                                   *
                    CMS Generation Investment Co. I
                                   *
                                   *
                                   *
                                   *
                           Monetize Limited
                                   *
                                   *   49%
                                   *
                                   *
              GMR Vasavi Power Corporation Private Limited

Monetize Limited, a wholly-owned subsidiary of CMS Generation Investment Company I, owns 49% of GMR Vasavi Power Corporation Private Limited, the EWG.

An organizational chart showing the relationship of each EWG or foreign utility company to associate companies in the holding company system.


                        GVK INDUSTRIES LIMITED
                                 (GVK)


                        CMS Energy Corporation
                                   *
                                   *
                                   *
                        CMS Enterprises Company
                                   *
                                   *
                                   *
                          CMS Generation Co.
                                   *
                                   *
                                   *
                CMS Generation Investment Company III
                                   *
                                   *
                                   *
                Jegurupadu CMS Generation Company Ltd.
                                   *
                                   * 18.75%
                                   *
                           GVK Industries Ltd.


Jegurupadu CMS Generation Company Ltd., a wholly-owned subsidiary of
CMS Generation Investment Company III, owns 18.75% of GVK Industries Ltd., the EWG.

An organizational chart showing the relationship of each EWG or foreign utility company to associate companies in the holding company system.


                      HIDROELECTRICA EL CHOCON, S.A.
                           (Hidroelectrica)


                         CMS Energy Corporation
                                   *
                                   *
                                   *
                        CMS Enterprises Company
                                   *
                                   *
                                   *
                      ******CMS Generation Co.
                      *           *
                      *           *
                      *           * (99%)
                      *   CMS Generation, S.A.
                      *                    *
                      *                    *
                      *                    * 25%
                      *                Hidroinvest, S.A.
                      *                    *
                      *                    *
                      * 2.48%              * 59%
                      **********Hidroelectrica El Chocon, S.A.


CMS Generation Co. directly owns 2.48% of Hidroelectrica El Chocon, S.A. CMS Generation, S.A., owned 99% by CMS Generation Co., owns 25% of Hidroinvest which in turn owns 59% of Hidroelectrica El Chocon, S.A., the EWG.

An organizational chart showing the relationship of each EWG or foreign utility company to associate companies in the holding company system.


                   JAMAICA PRIVATE POWER COMPANY LIMITED
                          (Jamaica Private Power)
                                    and
                      Private Power Operators Limited
                         (Private Power Operators)


                         CMS Energy Corporation
                                    *
                                    *
                                    *
                        CMS Enterprises Company
                                    *
                                    *
                                    *
                            CMS Generation Co.
                                    *
                                    *
                                    *
                        HYDRA-CO ENTERPRISES, INC.
                         *                     *
                      *                          *
                  *                                *
CMS Generation Operating Company II, Inc.       HCE-Rockfort Diesel, Inc.
                  *                                          *
                  *                                          * 41.2%
                  *                                          *
      HCO-Jamaica, Inc.                        Jamaica Private Power
                  *                               Company Limited
                  * 50%
                  *
Private Power Operators Limited
             (Operator)

HCE-Rockfort Diesel, Inc., owned 100% by HYDRA-CO Enterprises, Inc., owns 41.2% Jamaica Private Power Company Limited, the EWG.

HCO-Jamaica, Inc., owned 100% by CMS Generation Operating Company II, Inc., owns 50% of Private Power Operators Limited, the EWG.

An organizational chart showing the relationship of each EWG or foreign utility company to associate companies in the holding company system.


               JEGURUPADU OPERATING AND MAINTENANCE COMPANY
                          (Jegurupadu Operating)


                          CMS Energy Corporation
                                    *
                                    *
                                    *
                          CMS Enterprises Company
                                    *
                                    *
                                    *
                            CMS Generation Co.
                             *             *
                             *             *
                             *             *
CMS Generation Investment Co. I        CMS Generation Investment Co. II
* 99%                    99% *            * 1%             * 1%
*                                *     *                   *
*                                *     *                   *
*                           *               *              *
CMS Generation Jegurupadu I            CMS Generation Jegurupadu II
Limited Duration Company                 Limited Duration Company
                    *                        *
              50%   *                        *  50%
                 Jegurupadu O&M Company Mauritius
                              *
                              * 60%
                              *
                    Jegurupadu Operating and Maintenance Company
                              | (Operator)
                              |
                              |
                      GVK Industries Ltd.


Jegurupadu O&M Company Mauritius, owned 50% by CMS Generation Jegurupadu I Limited Duration Company and 50% by CMS Generation Jegurupadu II Limited Duration Company, owns 60% of Jegurupadu Operating and Maintenance Company, the EWG.

An organizational chart showing the relationship of each EWG or foreign utility company to associate companies in the holding company system.


                      JORF LASFAR ENERGY COMPANY SCA
                               (Jorf Lasfar)


                          CMS Energy Corporation
                                  *
                                  *
                                  *
                          CMS Enterprises Company
                                  *
                                  *
                                  *
                            CMS Generation Co.
                              *            *
                          *                     *
                      *                             *
CMS Generation Investment Company I   CMS Generation Investment Company II
              * 99%            * 99%     * 1%               * 1%
              *                   *    *                    *
              *                      *                      *
              *                   *      *                  *
CMS Generation Jorf Lasfar I Limited  CMS Generation Jorf Lasfar II
          Duration Company  50% *       *   * 50% Limited Duration Company
             * 50%              *      *    *             * 50%
             *                  *    *      *             *
             *                  *  *50%     *   *50%      *
             *                  *           *      *      *
             *              *   *           *         *   *
Jorf Lasfar Handelsbolag      Jorf Lasfar I HB Jorf Lasfar Power Energy HB
    * 2%                            * 25%              * 23%
        *                           *                  *
            *                       *                  *
               ****************Jorf Lasfar Energy Company SCA

Jorf Lasfar Handelsbolag, Jorf Lasfar I HB and Jorf Lasfar Power Energy HB, each owned 50% by CMS Generation Jorf Lasfar I Limited Duration Company and each owned 50% by CMS Generation Jorf Lasfar II Limited Duration Company, owns 2%, 25% and 23%, respectively, of Jorf Lasfar Energy Company SCA, the EWG.

An organizational chart showing the relationship of each EWG or foreign utility company to associate companies in the holding company system.

                    LAKEWOOD COGENERATION, LP
                           (Lakewood)
                               and
            CMS Generation Operating Company II, Inc.
                   (CMSG Operating Company II)

                     CMS Energy Corporation
                               *
                               *
                               *
                    CMS Enterprises Company
                               *
                               *
                               *
                      CMS Generation Co.
                               *
                               *
                               *
             ----------HYDRA-CO Enterprises, Inc.**********
             |                                      *     *
             |                                      *     *
CMS Generation Operating                            *     *
 Company II, Inc.                                   *     *
      (Operator)                                    *     *
             |                                      *     * 80%
             |                                      *     *
             |                        HCE-Lakewood, Inc.  *
             |                                      *     *
             |                                      *     *
             |                                      *  1% *
             -----------------Lakewood Cogeneration, LP****


HYDRA-CO Enterprises, Inc., the wholly owned subsidiary of CMS Generation Co., owns 100% of HCE-Lakewood, which in turn owns 1% of Lakewood
Cogeneration, LP, the EWG. Additionally, HYDRA-CO Enterprises, Inc., directly owns 80% of Lakewood Cogeneration, LP, the EWG, and owns 100% of CMS Generation Operating Company II, Inc.

An organizational chart showing the relationship of each EWG or foreign utility company to associate companies in the holding company system.

               SISTEMA ELECTRICO NUEVA ESPARTA C.A.
                            (Seneca)

                           CMS Energy
                                *
                                *
                                *
                        CMS Enterprises
                                *
                                *
                                *
                  CMS Electric and Gas Company
                                *
                                *
                                *
                           CMS Venezuela, S.A.
                             *             |
                             *             |
                             * 90%         |
                             *             |
                             *             | Consulting Agreement
                          ENELMAR, S.A.    |  dated Nov. 25, 1998
                             *             | (Effective Jan. 1, 1999)
                             * 70%         |
                             *             |
                          SENECA-----------|


CMS Venezuela, S.A., 100% owned by CMS Electric and Gas, owns 90% of ENELMAR, S.A., which owns 70% of SENECA, the foreign utility company.